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Exhibit 10.28
                            Radisson Hotel and Suites
                           150--160 East Huron Street
                             Chicago, Illinois 60611
                                (the "Building")

Execution Date:          January 11, 2005

Tenant:                  Elephant & Castle East Huron, LLC
                         Suite 1200, 1190 Hornby Street
                         Vancouver, British Columbia
                         V6Z 2K5 Canada
                         Attn:  Rick Bryant

Landlord:                CapStar Chicago Company, L.L.C.
                         c/o Meristar Hospitality Corporation
                         4501 North Fairfax Drive, Suite 500
                         Arlington, VA 22203
                         Attn:  Randall Wm. Carroll

Building:                The building known as 150 East Huron Street, in the City
                         of Chicago, Illinois known as Radisson Hotel and Suites,
                         on real estate described in Exhibit 3, attached hereto.
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Art. 2            Premises:                              An area on the ground floor of the Building, substantially as shown on Lease Plan, Exhibit 2.

Art. 3.1          Term Commencement Date:                The date Tenant has received possession of the premises.

                  Scheduled Re-Opening Date:             February 26, 2005

                  Required Re-Opening Date:              April 8, 2005; provided, however, that, unless caused by Tenant, such date shall be extended by the number of days equal to the number of days Tenant's Work is delayed directly as a result of civil disorder, failure of power, casualty, riots, insurrections, war or acts of God.

Art. 3.2          Termination Date:                      December 31, 2014, subject to Paragraphs 5 and 6 of the Rider to the Lease

Art. 5            Use of Premises:                       (i) Casual dining restaurant providing breakfast (both sit-down menu service and buffet) and sit-down lunch and dinner food and beverage service and (ii) bar service

                  Tenant's Trade Name:                   "Elephant and Castle."

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                  Minimum Hours of                       Sunday through Thursday: 6:30 a.m. to 11:59 p.m.
                  Operation:                             Friday and Saturday:  6:30 a.m. to 1:00 a.m.; provided that Tenant shall have the right to stay open later to the extent permitted by law.

Art. 6              Rent:
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             MINIMUM RENT YEAR                            MINIMUM RENT                       MONTHLY RENT
             -----------------                            ------------                       ------------
                     1                                                                          $15,333
   (from Term Commencement Date through                     $184,0001
                 12-31-05
                  2                                          $202,000                           $16,834
                  3                                          $208,000                           $17,334
                  4                                          $214,000                           $17,834
                  5                                          $221,000                           $18,417
                  6                                          $228,000                           $19,000
                  7                                          $235,000                           $19,585
                  8                                          $242,000                           $20,167
                  9                                          $249,000                           $20,750
                 10                                          $256,000                           $21,333

           PERCENTAGE RENT

           Percentage:  6
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            MINIMUM RENT YEAR                 YEARLY PERCENTAGE RENT BASE         QUARTERLY PERCENTAGE BASE RENT
            -----------------                 ---------------------------         ------------------------------
                  1                                                                            $839,948.00
(from Term Commencement Date through                     $3,359,792
                 12-31-05)
                  2                                      $3,460,585                            $865,146.25
                  3                                      $3,564,403                            $891,100.75
                  4                                      $3,671,335                            $917,833.75
                  5                                      $3,781,475                            $945,368.75
                  6                                      $3,894,919                            $973,729.75
                  7                                      $4,011,767                         $1,002,941.75
                  8                                      $4,132,120                         $1,033,030.00
                  9                                      $4,256,084                         $1,064,021.00
                 10                                      $4,383,767                         $1,095,947.75

Art. 7           Total Rentable Area                     5,000 square feet

Art. 29.3        Broker:                                 None
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1  Subject to Article 6.1 of the Lease